                                                                    EXHIBIT 99.2


                            CERTIFICATION PURSUANT TO
            SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Chief Financial Officer of Reebok International Ltd. (the "Company"), does hereby certify that to the undersigned's knowledge:

     3) the Company's Annual Report on Form 10-K for the year ended December 31, 2002 ("10-K") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     4) the information contained in the Company's 10-K being filed fairly presents, in all material respects, the financial condition and results of operations of the Company.



                             /S/ KENNETH WATCHMAKER
                             -----------------------------------
                             Kenneth Watchmaker
                             Executive Vice President and
                             Chief Financial Officer



Dated: March 14, 2003